NORTHFIELD
L A B O R A T O R I E S  I N C.
FOR FURTHER INFORMATION CONTACT:
Sophia H. Twaddell
Vice President, Corporate Communications
(847) 864-3500
stwaddell@northfieldlabs.com
FOR IMMEDIATE RELEASE
NORTHFIELD LABORATORIES NAMES NEW
VICE PRESIDENT FINANCE
EVANSTON, IL—March 27, 2007— Northfield Laboratories Inc. (Nasdaq: NFLD) announced today it has appointed Donna O’Neill-Mulvihill as Vice President Finance, reporting to Steven A. Gould, M.D., Chairman and Chief Executive Officer. Ms. O’Neill-Mulvihill will serve as the Company’s principal financial and accounting officer, effective immediately.
Ms. O’Neill-Mulvihill has served as Northfield’s Controller since January of 2006 and brings more than 19 years experience in finance and accounting in both public and private companies to her new position. Prior to joining Northfield, Ms. O’Neill-Mulvihill was responsible for financial reporting, capital budgeting, forecasting and taxation for a number of firms in the housing industry, including the preparation of financial and SEC documents connected with an initial public offering and subsequent financial reporting.
Ms. O’Neill-Mulvihill holds a B.S. in Finance and M.B.A. in Management Information Systems, both from DePaul University. She is also a C.P.A.
John Hinds, who previously served as the Company’s Vice President Finance, has left the Company to pursue other opportunities.
About Northfield Laboratories
Northfield Laboratories Inc. is a leader in developing an oxygen-carrying red blood cell substitute for the treatment of life-threatening blood loss, when an oxygen-carrying fluid is required and red blood cells are not available. PolyHeme® is a solution of chemically modified human hemoglobin that requires no cross matching and is therefore compatible with all blood types. It has a shelf life in excess of 12 months. For further information, visit www.northfieldlabs.com.
This press release may contain forward-looking statements concerning, among other things, Northfield’s future business plans and strategies and clinical and regulatory
1560 Sherman Avenue, Suite 1000, Evanston, IL 60201-4800 Tel: 847-864-3500

NORTHFIELD
L A B O R A T O R I E S  I N C.
developments affecting our PolyHeme red blood cell substitute product. These forward-looking statements are identified by the use of such terms as “intends,” “expects,” “plans,” “estimates,” “anticipates,” “should,” “believes” and similar terms. These forward-looking statements involve inherent risks and uncertainties. Our actual results may therefore differ materially from those predicted by the forward-looking statements because of various factors and possible events, including the possibility that the final data from our Phase III clinical trial, once available, may not be sufficient to demonstrate the safety or effectiveness of PolyHeme, our ability to obtain FDA approval to market PolyHeme commercially, our ability to obtain Fast Track designation and priority review, the availability of capital to finance our clinical trials and ongoing business operations, our ability to obtain adequate supplies of raw materials and to manufacture PolyHeme in commercial quantities, our ability to market PolyHeme successfully, the possibility that competitors will develop products that will render PolyHeme obsolete or non-competitive, our ability to protect our intellectual property rights, the outcome of certain governmental inquiries and purported class action lawsuit as described in our most recently filed annual report on Form 10-K and quarterly report on Form 10-Q, the possibility that we may be subject to product liability claims and other legal actions, our dependency on a limited number of key personnel, the uncertainty of third party reimbursement for our product and other risks and uncertainties described from time to time in our periodic reports filed with the Securities and Exchange Commission, including our most recently filed annual report on Form 10-K and quarterly report on Form 10-Q. These forward-looking statements speak only as of the date of this press release. We do not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the time such statement is made. All subsequent written and oral forward-looking statements attributable to Northfield or any person acting on our behalf are qualified by this cautionary statement.
1560 Sherman Avenue, Suite 1000, Evanston, IL 60201-4800 Tel: 847-864-3500